UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2017

IMMUCOR, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-14820	22-2408354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3130 Gateway Drive
Norcross, Georgia	30071
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 441-2051

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02

See Item 8.01 below, which is incorporated by reference herein.

Item 8.01. Other Events

Immucor, Inc. (“Immucor” or the “Company”) today provided an update on its preliminary, unaudited full fiscal year 2017 financial results. The Company is currently in the process of finalizing its financial results for the fiscal year ended May 31, 2017.

The Company expects revenue will be in the range of $382.7 million to $384.7 million and adjusted EBITDA, excluding Sentilus Holdco LLC (“Sentilus”), (which was spun-out from Immucor in February 2016), will be in the range of $131.6 million to $132.6 million. As previously disclosed, the Company announced on April 19, 2017 a cost savings initiative that is expected to generate approximately $15 million in annual cost savings. Additionally, the Company completed the closure of its Stamford, Connecticut manufacturing site in May 2017, which is expected to generate an additional $3.2 million of cost savings in fiscal year 2018.

Note on Non-GAAP Information

EBITDA and Adjusted EBITDA are financial measures that are not recognized under generally accepted accounting principles in the United States (“GAAP”). Management believes that these non-GAAP financial measures are useful to an investor’s understanding of our financial performance as the EBITDA metric provides a view of the financial performance before financing and tax considerations and the Adjusted EBITDA metric provides a view of the financial performance excluding certain non-cash charges, unusual or non-recurring items and other items that are not representative of our core business. EBITDA and Adjusted EBITDA have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

●	EBITDA and Adjusted EBITDA do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;

●	EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs;

●	EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; and

●

EBITDA and Adjusted EBITDA can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments, limiting its usefulness as a comparative measure.

Below is a reconciliation of Adjusted EBITDA, excluding Sentilus, to its most directly comparable GAAP measure.

Net loss	$(44.0) million to $(43.0) million
Interest expense, net	$92.7 million to $92.1 million
Income tax benefit	$(27.0) million to $(25.8) million
Depreciation and Amortization	$72.6 million to $71.6 million
EBITDA	$94.3 million to $94.9

plus:

Adjustments to EBITDA
Stock-based compensation	$ 4.6 million to $ 4.8 million
Sponsor fee	$ 3.1 million to $ 3.3 million
Acquisition expenses	$ 0.2 million to $ 0.4 million
Certain non-recurring expenses	$21.7 million to $21.3 million
Sentilus R&D expenses	$ 7.7 million to $ 7.9 million
Adjusted EBITDA, excluding Sentilus	$131.6 million to $132.6 million

Explanatory Note Regarding Preliminary Results

The Company has provided a range for the preliminary results for the fiscal year ended May 31, 2017 because the Company’s financial closing procedures for the month and fiscal quarter ended May 31, 2017 are not yet complete. The ranges provided for certain financial measurements are based on estimates derived from the amount of work completed to date on the quarterly closing process, revenue and expense forecasts that have been made by management during the month of May and from monitoring key operating performance metrics throughout the month of May. As a result, there is a possibility that final results will vary from these preliminary estimates. The Company currently expects that its final results will be within the ranges described above. It is possible, however, that the final results will not be within the ranges the Company currently estimates. The Company expects to complete its closing procedures for the fiscal quarter ended May 31, 2017 in August 2017.

These preliminary financial results have been prepared by, and are the responsibility of, management. The Company’s independent registered public accountants, Grant Thornton LLP, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial results. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance on these preliminary financial results.

Forward-Looking Statements

This Form 8-K includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Form 8-K, and include statements regarding our intentions, beliefs or current expectations concerning, among other things, future operations; financial performance; product development; market position; and the continuation of historical trends.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this Form 8-K. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this Form 8-K, those results or developments may not be indicative of results or developments in subsequent periods.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements that we make in this Form 8-K speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCOR, INC.

Date: June 23, 2017	By:	/s/ Dominique Petitgenet
		Name:	Dominique Petitgenet
		Title:	Chief Operating Officer and Chief Financial Officer